                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) : SEPTEMBER 11, 2000


                            NETSOLVE, INCORPORATED
            (Exact Name of Registrant as Specified in its Charter)


           Delaware                      0-24983               75-2094811-2
(State or Other Jurisdiction           (Commission             (IRS Employer
Incorporation or Organization)          File No.)            Identification No.)


                           12331 Riata Trace Parkway
                              Austin, Texas 78727
         (Address of principal executive offices, including zip code)




                                (512) 340-3000
              (Address, including zip code, and telephone number
                      Including area code of registrant's
                         Principal executive offices)

ITEM 5.  OTHER EVENTS.

    On September 11, 2000, Peter Wilson filed suit in the United States District Court for the Western District of Texas, Austin Division against the Company, Craig S. Tysdal, Harry S. Budow and Kenneth C. Kieley. Mr. Wilson seeks to represent a class comprised of purchasers of the Company's common stock between April 18, 2000 and August 18, 2000 ("Class Period"). The complaint alleges that the defendants engaged in a fraudulent scheme by issuing false and materially misleading statements regarding the Company's business during the Class Period. The Company and each of the individual defendants believes that there is no basis for, or merit in, the suit, and intends to vigorously defend this matter.

FORWARD-LOOKING STATEMENTS

    This report and other presentations made by us contain "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Such statements, including the assertion that there is no basis for, or merit in the lawsuit, involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the results expressed or implied by such statements, including inherent uncertainties in the litigation process, general economic and business conditions, conditions affecting the industries served by us, conditions affecting our customers and suppliers, competition, the overall market acceptance of the Company's services, and other factors disclosed in our fiscal year 2000 annual report as filed on Form 10-K on May 23, 2000, our report for the quarter ended June 30, 2000 as filed on Form 10-Q on August 14, 2000, and this report. Accordingly, although we believe that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct.

    Any forward-looking statement speaks only as of the date on which such statement was made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement was made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for us to predict all such factors, nor can be assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.

                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on September 22, 2000.

                                        NETSOLVE, INCORPORATED



                                        By:   /s/ Craig S. Tysdal
                                            ----------------------------------
                                              Craig S. Tysdal, President
                                              and Chief Executive Officer

                                       2